Retirement Benefit Plans	12 Months Ended
Apr. 02, 2016
Compensation and Retirement Disclosure [Abstract]
RETIREMENT BENEFIT PLANS
RETIREMENT BENEFIT PLANS

Defined Contribution Plans

The Company offers tax-beneficial retirement contribution plans to eligible employees in the U.S and certain other countries. Eligible employees in certain countries outside of the U.S. are eligible to participate in stakeholder or national pension plans with differing eligibility and contributory requirements based on local and national regulations. U.S. employees are eligible to participate in the Company's fully qualified 401(k) plans immediately upon hire. An employee may invest pretax earnings in the 401(k) plan up to the maximum legal limits (as defined by Federal regulations). Employer contributions to the 401(k) plans are made at the discretion of the Company’s Board of Directors and are fully vested to U.S. employees after completion of two continuous years of service.

In total, the Company contributed $11.7 million, $6.5 million and $5.5 million to its domestic and foreign defined contribution plans during fiscal years 2016, 2015 and 2014, respectively.

Defined Benefit Pension Plans

As a result of the Business Combination, the Company maintains two qualified defined benefit pension plans for its subsidiaries located in Germany. One of the plans is funded through a self-paid reinsurance program with $3.4 million of assets valued as on April 2, 2016. Assets of the funded plan are included in "Other non-current assets" in the Consolidated Balance Sheets. The net periodic benefit obligations of both plans was $11.3 million and $12.2 million as of April 2, 2016 and March 28, 2015, respectively, which is included in “Accrued liabilities” and “Other long-term liabilities” in the Consolidated Balance Sheets. The assumptions used in calculating the benefit obligations for the plans are dependent on the local economic conditions and were measured as of April 2, 2016 and March 28, 2015. The net periodic benefit costs were approximately $0.8 million, $0.4 million and $0.3 million for fiscal years 2016, 2015 and 2014, respectively.

Non-Qualified Deferred Compensation Plan

Certain employees and members of the Board of Directors are eligible to participate in the Company's Non-Qualified Deferred Compensation Plan (the "NDCP") which was assumed, amended and restated by Qorvo on January 1, 2015 as a result of the Business Combination. The NDCP provides eligible participants the opportunity to defer and invest a specified percentage of their cash compensation. The NDCP is a non-qualified plan that is maintained in a rabbi trust. The amount of compensation to be deferred by each participant is based on their own elections and is adjusted for any investment changes that the participant directs. The deferred compensation obligation and the fair value of the investments held in the rabbi trust were $6.5 million and $8.6 million as of April 2, 2016 and March 28, 2015, respectively. The current portion of the deferred compensation obligation and fair value of the assets held in the rabbi trust were $0.5 million and $5.3 million as of April 2, 2016 and March 28, 2015, respectively, and are included in "Other current assets" and "Accrued liabilities" on the Consolidated Balance Sheets. The non-current portion of the deferred compensation obligation and fair value of the assets held in the rabbi trust were $6.0 million and $3.3 million as of April 2, 2016 and March 28, 2015, respectively, and are included in "Other non-current assets" and "Other long-term liabilities" on the Consolidated Balance Sheets.